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                         EXHIBIT INDEX


 Exhibit No.             Description                Page
 ---------- --------------------------------------   --------------

 10(g)      Certificate stating that a copy of the   Filed Herewith
            report for the previous quarter has
            been filed with interested state
            commissions.


 Financial
 Statement
 No.                    Description                  Page
 ---------  -------------------------------------    --------------

 1-A        New England Electric System         Filed Herewith
            Consolidated Income Statement for the
            quarter ended March 31, 1998

 1-B        New England Electric System         Filed Herewith
            Consolidated Balance Sheet As of
            March 31, 1998

 2-A        New England Energy, Inc. Income     Filed Herewith
            Statement for the quarter ended
            March 31, 1998

 2-B        New England Energy, Inc. Balance    Filed Herewith
            Sheet as of March 31, 1998

 3-A        Granite State Energy, Inc. Income   Filed Herewith
            Statement for the quarter ended
            March 31, 1998

 3-B        Granite State Energy, Inc. Balance  Filed Herewith
            Sheet as of March 31, 1998

 4-A        AllEnergy Marketing Company, L.L.C. Filed Herewith
            Consolidated Income Statement for
            the quarter ended March 31, 1998

 4-B        AllEnergy Marketing Company, L.L.C. Filed Herewith
            Consolidated Balance Sheet as of
            March 31, 1998

 5-A        New England Water Heater Co., Inc.  Filed Herewith
            Balance Sheet as of March 31, 1998

 6-A        Weatherwise, USA, L.L.C. Income     Filed Herewith
            Statement for the quarter ended
            March 31, 1998

 6-B        Weatherwise USA, L.L.C. Balance     Filed Herewith
            Sheet as of March 31, 1998

 7-A        Texas Liquids, L.L.C. Income        Filed Herewith
            Statement for the quarter ended
            March 31, 1998

 7-B        Texas Liquids, L.L.C. Balance       Filed Herewith
            Sheet as of March 31, 1998